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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                   April 8, 2004




                          Hyundai ABS Funding Corporation
--------------------------------------------------------------------------------
                   as Depositor to the Issuer described herein
               (Exact Name of Registrant as Specified in Charter)


           Delaware                    333-108545              33-0978453
           --------                    ----------              ----------
(State or Other Jurisdiction of       (Commission           (I.R.S. Employer
         Incorporation)               File Number)         Identification No.)


   10550 Talbert Avenue, Fountain Valley, California             92708
   -------------------------------------------------             -----
       (Address of Principal Executive Offices)                (Zip Code)


  Registrant's telephone number including area code           (714) 594-1579


 Former Name or Former Address, if Changed Since Last         Not Applicable
                         Report




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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.    Other Events.

           Hyundai ABS Funding Corporation (the "Registrant") is hereby filing the servicer report (the "Servicer Report") which Hyundai Motor Finance Company ("HMFC") is required to file pursuant to Section 4.09 of the Sale and Servicing Agreement, dated as of November 7, 2003, among the Issuer, the Registrant, HMFC and Wells Fargo Bank Minnesota, National Association, as indenture trustee.
The Servicer Report filed hereby covers the period from March 1, 2004 to March 31, 2004.


Item 7.    Financial Statements and Exhibits.

           (c)    Exhibits


       Exhibit No.       Exhibit
       -----------       -------
               20        March 2004 Servicer Report




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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 15, 2004                 HYUNDAI ABS FUNDING CORPORATION


                                      By: /s/ David A. Hoeller
                                          ------------------------------
                                          Name:   David A. Hoeller
                                          Title:  Vice President & Secretary


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                                  EXHIBIT INDEX



              Exhibit No.       Exhibit
              -----------       --------------------------
                       20       March 2004 Servicer Report




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